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                                                                  EXHIBIT 24(c)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 13, 1999 relating to the financial statements of NovaCare Orthotics and Prosthetics, Inc. and subsidiaries, which appears in Hanger Orthopedic Group, Inc.'s Current Report on Form 8-K dated October 22, 1999.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
November 4, 1999